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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Wireless Xcessories Group, Inc. (formerly, Batteries Batteries, Inc.) on
Form S-8 of our reports dated March 30, 1999, appearing in the Annual Report on Form 10-K of Wireless Xcessories, Inc. for the year ended December 31, 1999.

/s/ DELOITTE & TOUCHE LLP

San Diego, California
April 11, 2000